MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 4

Payment Date:     30-Sep-96
Reporting Month:  August

                                                          Interest    Interest    Principal
          Original        Original Integral     Record    Accrual     Payment     Payment     Ending          Remaining
Class     Balance         Pct Pool Denomination Date      Factor      Factor      Factor      Balance         Principal Factor
Merit4 A1 $326,920,000.00 84.50%   $1,000.00    31-Aug-96  3.20472177  3.20472177 12.12909027 $209,180,125.75 0.63985111
Merit4 A2  $42,573,000.00 11.00%   $1,000.00    31-Aug-96 12.50000000 12.50000000  0.00000000  $42,573,000.00 1.00000000

          $369,493,000.00                                                                     $251,753,125.75

MERIT SECURITIES CORPORATION


Credit Enhancement Summary
MERIT Series 4

Payment Date:         30-Sep-96
Reporting Month       August

Reserve Funds and Subordination


                          Initial Coverage     Beginning Coverage   Adjustments Losses      Insured Balance Ending Coverage
Type
Pool Over Collaterization 4.50% $17,411,678.00 6.31% $17,219,534.02 $0.00       $330,133.94 $268,597,247.46 6.48% $16,889,400.08


                                    Beginning   Current                 Ending
                                    Balance     Deposits  Adjustments   DPR Balance
Discount Principal Reserve Account  $371,838.63 $3,574.34 ($330,133.94) $45,279.03
(Included in above coverage amount)

Insurance Policies

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,987,981.88 31.85% $2,987,981.88 $0.00       $0.00  $9,364,474.94   31.91% $2,987,981.88

Surplus Summary

Class                      Total Distribution
Surplus                            $430,494.35

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                69         $11,492,067             4.28%
60+ Days                29          $4,226,920             1.57%
90+ Days                44          $8,816,367             3.28%
Foreclosure             25          $5,138,807             1.91%
REO                     12          $3,511,656             1.31%

Totals                 179         $33,185,817            12.36%


Advances on Delinquencies                                      $269,854.09
Non-Recoverable Advances on Delinquencies                            $0.00

                                                MERIT SECURITIES CORPORATION


Funds Account Activity Report
MERIT Series 4

Payment Date:     30-Sep-96
Report Date:      August

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals
Interest Net of Servicing Fee                 $2,048,107.46            Interest Payments       $1,579,850.14
Principal                                     $3,638,682.59            Principal Payments      $3,965,242.19
Deposits From Reserve Fund                            $0.00            Surplus                   $430,494.35
Other Deposits/ Discount Principle Reserve Account$330,133.94          FSA Fee                       $37,762.97
                                                                       Discount Principal Reserve  $3,574.34

Total Deposit                                 $6,016,923.99            Total Withdrawals       $6,016,923.99

                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement

MERIT Series 4
Payment Date:     30-Sep-96
Reporting Month:  August

          Class
          Interest   Beginning       Interest      Interest      Principal     Total         Applied Ending
Class     Rate       Balance         Accrual       Payment       Payment       Distribution  Losses  Balance
Merit4 A1  5.898440% $213,145,367.94 $1,047,687.64 $1,047,687.64 $3,965,242.19 $5,012,929.83 $0.00   $209,180,125.75
Merit4 A2 15.000000%  $42,573,000.00   $532,162.50   $532,162.50         $0.00   $532,162.50 $0.00    $42,573,000.00

                    $255,718,367.94  $1,579,850.14 $1,579,850.14 $3,965,242.19  $5,545,092.33$0.00   $251,753,125.75


Class     CUSIP     Priority PrincipalType Interest Type
Merit4 A1 589962AJ8 Senior   Sequential    Floater
Merit4 A2 589962AK5 Senior   Sequential    Floater